UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2020

American Virtual Cloud Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Introductory Note

On April 7, 2020 (the “Closing Date”), American Virtual Cloud Technologies, Inc. (f/k/a/ Pensare Acquisition Corp.), a Delaware corporation (“AVCT”), consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated July 24, 2019, as amended (the “Agreement”), by and among AVCT, Tango Merger Sub Corp., a Delaware corporation (“Merger Sub”), Stratos Management Systems Holdings, LLC, a Delaware limited liability company (“Holdings”), and Stratos Management Systems, Inc., a Delaware corporation (“Computex”), pursuant to which Computex merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of AVCT (the “Surviving Corporation”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Agreement.

Following the completion of the Merger (the “Closing”), substantially all of AVCT’s assets and operations are held and conducted by the Surviving Corporation and its subsidiaries, and AVCT’s only assets are all of the issued and outstanding equity interests in the Surviving Corporation. Prior to the Closing, but in connection therewith, the registrant changed its name from “Pensare Acquisition Corp.” to “American Virtual Cloud Technologies, Inc.” Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company and its subsidiaries, including the Surviving Corporation and its subsidiaries.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the Agreement, Amendment No. 1 to the Agreement, dated as of December 20, 2019 (“Amendment No. 1”), by and among AVCT, Merger Sub, Holdings, and Computex, and Amendment No. 2 to the Agreement, dated as of April 3, 2020 (“Amendment No. 2”), by and among AVCT, Merger Sub, Holdings, and Computex, copies of which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Current Report on Form 8-K. A more detailed description of the Merger and related transactions can be found in AVCT’s definitive proxy statement (filed while AVCT was still called “Pensare Acquisition Corp.”) in connection with the solicitation of proxies from AVCT’s stockholders to approve the Merger and related transactions filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2020 (the “Proxy Statement”).

Item 1.01. Entry into a Material Definitive Agreement

Third Amendment to Loan Documents

Concurrently with the Closing, the Company, the Surviving Corporation, the subsidiaries of the Surviving Corporation and Comerica Bank (“Comerica”) entered into a Third Amendment to Loan Documents (the “Third Amendment”). The Third Amendment added the Company and the Surviving Corporation as borrowers under the existing Credit Agreement, dated December 18, 2017 (as amended, the “Credit Agreement”), to which Computex and Comerica are parties, and amended certain provisions of the Credit Agreement, including changing the maturity date of the loans under the Credit Agreement to December 31, 2020, and removing certain financial covenants under the Credit Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Third Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Concurrently with the Closing, the Company, Pensare Sponsor Group, LLC (the “Sponsor”) and certain other initial stockholders of the Company, as well as Holdings and the other Investors (as defined below), entered into a Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement amended, restated and replaced the registration rights agreement entered into among AVCT, the Sponsor and certain other initial stockholders of AVCT on July 27, 2017. Pursuant to the terms of the Registration Rights Agreement, the holders of certain of the Company’s securities, including the Company’s founder shares, the shares of the Company’s common stock (the “Common Stock”) underlying the Company’s private warrants, and the shares of Common Stock underlying the securities issued in the Private Placement (as defined below) are entitled to certain registration rights under the Securities Act and applicable state securities laws with respect to such shares of Common Stock, including up to eight demand registrations in the aggregate and customary “piggy-back” registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Debentures, Warrants and Guaranty

Concurrently with the Closing, the Company consummated the sale, in a private placement (the “Private Placement”), of units of securities of the Company (“Units”) to certain investors (each, an “Investor”), as contemplated by the terms of the previously disclosed Securities Purchase Agreement, dated as of April 3, 2020 (the “Securities Purchase Agreement”). Each Unit consists of (i) $1,000 in principal amount of the Company’s Series A convertible debentures (the “Debentures”) and (ii) a warrant to purchase 100 shares of Common Stock at an exercise price of $0.01 per whole share (the “Warrants”). The issuances of such securities were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Debentures

At the Closing, the Company issued to Investors Debentures having an aggregate principal amount of approximately $43.4 million (including $3.0 million in aggregate principal amount issued as part of Units sold to MasTec, Inc., a greater than 5% stockholder of the Company (“MasTec”), of which $20.0 million in aggregate principal amount was part of Units issued to Holdings pursuant to the terms of the Agreement and approximately $8.8 million in aggregate principal amount was issued to the Sponsor as part of Units issued in exchange for the cancellation of indebtedness previously incurred by the Company to the Sponsor). The Debentures bear interest at a rate of 10% per annum, payable quarterly on the last day of each calendar quarter in the form of additional Debentures, except upon maturity in which case accrued and unpaid interest is payable in cash. The entire principal amount of each Debenture, together with accrued and unpaid interest thereon, is due and payable on the earlier of (i) such date, commencing on or after October 7, 2022, as the holder thereof, at its sole option, upon not less than 30 days’ prior written notice to the Company, demands payment thereof and (ii) the occurrence of a Change in Control (as defined in the Debentures).

Each Debenture is convertible, in whole or in part, at any time at the option of the holder thereof into that number of shares of Common Stock calculated by dividing the principal amount being converted, together with all accrued but unpaid interest thereon, by the applicable conversion price, initially $3.45. The conversion price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and is also subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable conversion price (subject to certain exceptions). The Debentures are subject to mandatory conversion if the closing price of the Common Stock exceeds $6.00 for any 40 trading days within a consecutive 60 trading day-period, subject to the satisfaction of certain other conditions. The Debentures are subordinated to all Senior Indebtedness (as defined in the Debentures), including indebtedness under the Credit Agreement.

Warrants

At the Closing, the Company issued to Investors Warrants to purchase an aggregate of up to 4,343,432 shares of Common Stock (including Warrants to purchase up to 2,000,000 shares, 883,057 shares, and 300,000 shares issued to Holdings, the Sponsor and MasTec, respectively, as part of the Units issued to them), at an exercise price of $0.01 per share. The Warrants are exercisable at any time through the fifth anniversary of the date of issuance. The number of shares issuable upon exercise of each Warrant is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like.

Guaranty

At the Closing, the Surviving Corporation and its subsidiaries issued to the Investors a Guaranty, pursuant to which such entities jointly and severally guaranteed the obligations of the Company under the Debentures.

The foregoing descriptions of the Debentures, the Warrants and the Guaranty do not purport to be complete and are qualified in its entireties by the terms and conditions of the form of Debentures, form of Warrants and the Guaranty, which are filed as Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material provisions of the Agreement are described in the Proxy Statement, in the section entitled “The Business Combination Agreement”, beginning on page 104, which is incorporated herein by reference. On February 27, 2020, the Merger was approved by AVCT’s stockholders at the special meeting of AVCT’s stockholders. The Merger was completed on April 7, 2020.

As of the date of the Closing:

●	Computex merged with and into Merger Sub, with Merger Sub surviving the Merger as a wholly-owned direct subsidiary of AVCT, on the terms and subject to the conditions set forth in the Agreement;

●	all shares of Computex common stock issued and outstanding immediately prior to the Effective Time were canceled;

●	all shares of Computex common stock held in the treasury of Computex were canceled without any conversion thereof;

●	each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation; and

●	AVCT delivered to Holdings (i) the Stock Consideration, consisting of 8,189,490 shares of Common Stock of AVCT and (ii) the PIPE Consideration, consisting of 20,000 Units (as defined below).

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

●	the benefits of the Merger;

●	our future financial performance following the Merger;

●	changes in our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	our ability to complete acquisitions of other businesses;

●	expansion plans and opportunities; and

●	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability to maintain the listing of Common Stock on the Nasdaq Stock Market (“Nasdaq”) following the Merger;

●	the risk that the Merger disrupts current plans and operations as a result of the consummation of the transactions described herein;

●	our ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Merger;

●	costs related to the Merger;

●	adverse effects that the novel coronavirus (COVID-19) may have on the Company and/or the economy in general;

●	changes in applicable laws or regulations;

●	the possibility the Company may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties including those set forth in the “Risk Factors” section in the Proxy Statement beginning on page 29 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of Computex prior to the Merger are described in the Proxy Statement in the section entitled “Information About Computex” beginning on page 133, which is incorporated herein by reference. The business of AVCT prior to the Merger is described in the Proxy Statement in the section entitled “Information About Pensare” beginning on page 163, which is incorporated herein by reference.

Risk Factors

The risk factors related to Computex’s business and operations are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 29, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company for the years ended December 31, 2019 and 2018 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of Computex for the for the years ended December 31, 2019, 2018 and 2017 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock immediately following consummation of the Transactions by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of our officers and directors as of the Closing; and

●	all current officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The calculation of percentage of beneficial ownership is based on 19,635,830 shares of Common Stock that were outstanding upon the Closing, including the 3,105,000 shares that were issued as a result of the conversion of the Company’s rights.

	After the Transaction
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock
Directors and Executive Officers of the Company:
Pensare Sponsor Group, LLC	16,278,433	(2)(3)	54.1%
Darrell J. Mays	16,375,897	(2)(3)(4)	54.2%
Lawrence E. Mock, Jr.(5)	194,928	(6)	*
Dr. Robert Willis(5)	—		—
Tom King	—		—
Graham McGonigal	—		—
Sam Haffar	—		—
Mark Downs	—		—
U. Bertram Ellis, Jr.	124,464	(7)	*
Suzanne Shank	27,000		*
Karl Krapek	27,000		*
Dennis Lockhart	27,000		*
Dr. Klaas Baks	27,000		*
All directors and executive officers as a group (ten individuals)	16,803,289		55.1%
Five Percent or More Holders and Certain Other Holders:
MasTec, Inc.(8)	4,870,565		21.4%
Navigation Capital Partners II, L.P.(9)	15,986,591		58.3%

* Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the persons and entities is 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

(2)	Represents shares held by Pensare Sponsor Group, LLC, of which Mr. Mays is the managing member.

(3)	Includes 7,017,290 shares of Common Stock underlying the Private Placement Warrants which may be exercised commencing 30 days after the Closing, 883,057 shares of Common Stock underlying Warrants and 2,559,586 shares of Common Stock underlying Debentures in the principal amount of $8,830,570.

(4)	Includes 25,000 shares of Common Stock underlying Warrants and 72,464 shares of Common Stock underlying Debentures in the principal amount of $250,000 held directly by Mr. Mays’ daughter.

(5)	Mr. Mock, Dr. Willis and Mr. Foley hold economic interests in Pensare Sponsor Group, LLC and pecuniary interests in the securities held by Pensare Sponsor Group, LLC. Each of Mr. Mock, Dr. Willis and Mr. Foley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(6)	Includes 194,928 shares of Common Stock underlying Units consisting of warrants to purchase 50,000 shares of Common Stock and Series A convertible debentures in the principal amount of $500,000 held directly by Nobadeer LP and indirectly by Lawrence E. Mock, Jr. who is the general partner of Nobadeer LP. Mr. Mock disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(7)	Includes 97,464 shares of Common Stock underlying Units consisting of warrants to purchase 25,000 shares of Common Stock and Series A convertible debentures in the principal amount of $250,000.

(8)	According to a Form 3 filed with the SEC on July 3, 2019, as amended, and a Form 4 filed with the SEC on April 8, 2020. Includes 2,000,000 shares of Common Stock underlying the Private Placement Warrants which may be exercised commencing 30 days after the closing, 300,000 shares of Common Stock underlying Warrants and 869,565 shares of Common Stock underlying Debentures in the principal amount of $3,000,000. The business address of this stockholder is 800 S Douglas Road, 12th Floor Coral Gables, FL 33134.

(9)	Includes 8,189,490 shares of Common Stock delivered to Holdings as the Stock Consideration, 200,000 shares of Common Stock underlying Warrants and 5,797,101 shares of Common Stock underlying Debentures in the principal amount of $20,000,000. Holdings is controlled by Navigation Capital Partners II, L.P. The business address of this stockholder is 1175 Peachtree Street NE, 10th Floor, Atlanta, GA 30361.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Proxy Statement in the section entitled “Directors and Executive Officers” beginning on page 170 of the Proxy Statement, which is incorporated herein by reference. Each of AVCT’s prior directors and executive officers continued to serve in their prior positions following the Closing, with the exception of John Foley, who resigned from his position as the Chief Financial Officer of AVCT upon the Closing. In addition, the Company’s board of directors expanded the board of directors from seven members to eight members, appointed Sam Haffar and Mark Downs to serve on the board of directors of the Company upon the Closing, and appointed Tom King to replace John Foley as the Chief Financial Officer of the Company upon the Closing. The biographical information of Mr. Haffar, Mr. Downs and Mr. King is set forth below:

Sam Haffar has served as Computex, Inc.’s Chief Executive Officer and President at different times over 30 years. Mr. Haffar, along with his brother founded, Computex, Inc. in 1987 and has helped grow Computex, Inc. to be an industry leading solution provider that has been recognized by industry publications such as CRN. Mr. Haffar also serves on the Cisco and Hewlett Packard Enterprise advisory boards and provides strategic direction and feedback to some of Computex’s OEM partners. Mr. Haffar is a graduate of the University of Houston and holds a Bachelor's degree in Computer Science.

Mark Downs is the founder of Navigation Capital Partners, a private equity firm where he has served as a partner since January 2007. Mr. Downs has in excess of 20 years of experience serving on for profit boards of directors as a control investor. Mr. Downs has served as a director of Computex, Inc. from January 2017 to April 2020; a director of Stratos Management Systems, Inc. from January 2017 to April 2020; a director of Stratos Management Systems Holdings, LLC January 2017 to April 2020; a director of Michon, Inc. (d/b/a Definition6) from July 2015 to the present; a director of Brown Integrated Logistics, Inc. from January 2017 to the present; a director of Brightwell Payments, Inc. from May 2015 to Present; and a director of Five Star Food Service, Inc. from October 2016 to March 2019. Mr. Downs holds a Bachelor’s degree in Economics from the University of Pittsburgh and a Master’s of Management degree from Northwestern University.

Thomas H. King was the Chief Financial Officer of Tier One Holding Corp. and its subsidiaries from January 2017 to June 2019, after serving as its interim Chief Financial Officer from January 2016 to December 2017. Prior to January 2016, Mr. King served as Chief Financial Officer to numerous private equity sponsored companies primarily as an engagement partner with Tatum, a Randstad Company. Also while at Tatum, he was Chief Financial Officer at Allied Systems Holdings, Inc. from August 2004 until September 2008 and served as Vice President-Finance at Rock-Tenn Company (currently known as WestRock Company) from November 2000 to July 2004. Mr. King was also an Assurance Manager at PricewaterhouseCoopers. Mr. King received a MS Industrial Administration from Carnegie-Mellon University and a BS in Business Administration from Pennsylvania State University.

Committees of the Board of Directors

The committees of AVCT’s board of directors remained unchanged following the Closing. Information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Proxy Statement in the section entitled “Committees of the Board of Directors” beginning on page 173 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. AVCT’s board of directors has determined that Messrs. U. Bertram Ellis, Jr., Karl Krapek, Dennis Lockhart, Dr. Klaas Baks and Ms. Suzanne Shank are “independent directors” as defined in the Nasdaq listing.

Director and Executive Officer Compensation

Pre-Closing Compensation of Executive Officers and Directors

The compensation of Computex’s named executive officers and directors before the consummation of the Merger is set forth in the Proxy Statement in the section titled “Executive Compensation of Computex” beginning on page 142, which is incorporated herein by reference.

Post-Closing Compensation of Executive Officers and Directors

The compensation of the Company’s named executive officers and directors after the consummation of the Merger is set forth in the Proxy Statement in the section titled “Information About Pensare—Executive Compensation” beginning on page 175, which is incorporated herein by reference.

Mr. Haffar, in addition to being a director of the AVCT, will continue to serve as the Chief Executive Officer of Computex, whereby he will receive a base salary and discretionary annual cash bonus as compensation for his services.

American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan

On February 27, 2020, the stockholders of AVCT approved the American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), effective upon Closing. The description of the 2020 Plan is set forth in the Proxy Statement section titled “Proposal No. 3—Incentive Plan Proposal” beginning on page 122 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the 2020 Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Director Compensation

The compensation committee will determine the annual compensation to be paid to the members of the board of directors of the Company.

Certain Relationships and Related Party Transactions

Information about related party transactions of AVCT is set forth in the Proxy Statement in the section entitled “Certain Pensare Relationships and Related Person Transactions” beginning on page 186 of the Proxy Statement.

Information about related party transactions of Computex is set forth in the Proxy Statement in the section entitled “Certain Computex Relationships and Related Person Transactions” beginning on page 162 of the Proxy Statement.

Legal Proceedings

Information about legal proceedings of Computex is set forth in the Proxy Statement in the section entitled “Information About Computex—Litigation” beginning on page 140, which is incorporated herein by reference.

Market Price and Dividends

AVCT’s units, shares of Common Stock, warrants and rights were historically quoted on Nasdaq under the symbols “WRLSU” “WRLS”, “WRLSW”, and “WRLSR” respectively. AVCT units commenced public trading on July 27, 2017, and the holders of AVCT’s units could elect to separately trade the Common Stock, warrants and rights underlying the units commencing on August 8, 2017. On July 23, 2019, the trading date before the public announcement of the Agreement, the Common Stock traded at $10.70.

On April 8, 2020, in connection with the Closing, all of the units of AVCT separated into their component parts of one-half of one warrant (each whole warrant entitling the holder thereof to purchase one share of Common Stock) and one right to receive one-tenth of one share of Common Stock. The rights were converted into an aggregate of 3,105,000 shares of Common Stock, and the rights and units ceased trading on Nasdaq. As of the Closing Date, there were eleven holders of record of Common Stock.

Shares of Common Stock and warrants of the Company are listed on the Nasdaq under the new trading symbols of “AVCT” and “AVCTW,” respectively.

Historical market information regarding the Company is not provided because there has been no public market for Computex’s equity securities.

AVCT has not paid any cash dividends on any shares of Common Stock to date. The board of directors is not currently contemplating, and does not anticipate declaring, any stock dividends in the foreseeable future. Further, our ability to declare dividends may be limited by restrictive covenants contained in any existing or future indebtedness of the Company.

Recent Sales of Unregistered Securities

In addition to the below, information about unregistered sales of AVCT’s equity securities is set forth in “Item 15. Recent Sales of Unregistered Securities” of AVCT’s Registration Statement on Form S-1 (File No. 333-219162) filed with the SEC on July 6, 2017 as amended on July 21, 2017, as amended as amended on July 24, 2017, as amended on July 26, 2017.

The information set forth under the heading “Debentures, Warrants and Guaranty” in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

Description of the Company’s Securities

A description of the shares of Common Stock and the Company’s warrants is included in the Proxy Statement in the section entitled “Description of Pensare Securities” beginning on page 190 of the Proxy Statement, which is incorporated by reference herein.

As of the Closing, the Company has authorized 505,000,000 shares of capital stock, consisting of (a) 500,000,000 shares of Common Stock, par value $0.0001 per share and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share.

As of the Closing Date, there were: (a) eleven holders of record of Common Stock and 19,635,830 shares of Common Stock outstanding; and (b) four holders of record of warrants and 26,037,500 warrants outstanding.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under the headings “Third Amendment to Loan Documents” and “Debentures, Warrants and Guaranty” in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, Jose Mas resigned as a director of the Company effective as of April 1, 2020.

Item 5.06. Change in Shell Company Status.

As a result of the consummation of the Merger, which fulfilled the definition of an initial business combination as required by the Charter, AVCT ceased to be a shell company, as defined in Rule 12b-2 of the Exchange Act, as of the Closing Date. The material terms of the Merger are described in the Proxy Statement in the section entitled “The Business Combination” beginning on page 65, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Computex for the years ended December 31, 2019, 2018 and 2017 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

The audited financial statements of Computex for the year ended December 31, 2019 are set forth in Exhibit 99.2 hereto and are incorporated herein by reference. The audited financial statements of Computex for the years ended December 31, 2018, 2017 and 2016 are set forth in the Proxy Statement beginning on page F-51 and are incorporated herein by reference.

(b)       Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the years ended December 31, 2019 and 2018 are set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d)       Exhibits.

Exhibit No.	Exhibit
2.1	Business Combination Agreement, dated as of July 24, 2019, by and among AVCT, Merger Sub, Holdings, and Computex (incorporated by reference to Exhibit 2.1 to AVCT’s Current Report on Form 8-K filed July 30, 2019).
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of December 20, 2019, by and among AVCT, Merger Sub, Holdings, and Computex (incorporated by reference to Exhibit 2.2 to AVCT’s Current Report on Form 8-K filed December 30, 2019).
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of April 3, 2020, by and among AVCT, Merger Sub, Holdings, and Computex (incorporated by reference to Exhibit 2.3 to AVCT’s Current Report on Form 8-K filed April 7, 2020).
10.1	Securities Purchase Agreement, dated as of April 3, 2020, by and among AVCT and certain Investors (incorporated by reference to Exhibit 10.1 to AVCT’s Current Report on Form 8-K filed April 7, 2020).
10.2	Third Amendment to Loan Documents, dated as of April 7, 2020, by and among Computex, AVCT, Computex, Inc., First Byte Computers, Inc., eNETSolutions, LLC and Comerica Bank.
10.3	Registration Rights Agreement, dated as of April 7, 2020, by and among AVCT and certain stockholders and Investors.
10.4	American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan.
10.5	Form of Convertible Debenture.
10.6	Form of Warrant.
10.7	Guaranty, dated as of April 7, 2020, issued by Computex, AVCT, Computex, Inc., First Byte Computers, Inc. and eNETSolutions, LLC.
99.1	Unaudited pro forma condensed combined financial information of the Company for the years ended December 31, 2019 and 2018.
99.2	Audited Consolidated Financial Statements of Computex as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Computex for the for the years ended December 31, 2019, 2018 and 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 14, 2020

American Virtual Cloud Technologies, Inc.

By:	/s/ Darrell J. Mays
Name:	Darrell J. Mays
Title:	Chief Executive Officer